Exhibit 99.1

Fulgent Reports Fourth Quarter and Full Year 2022 Financial Results

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Full Year 2022 Total Revenue of $619.0 million; Q4 Total Revenue of $67.7 million
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Full Year 2022 Core Revenue grows 95% year-over-year to $181.5 million; Q4 Core Revenue grows 97% year-over-year to $55.0 million

TEMPLE CITY, CA, February 28, 2023 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent”, or the “Company”), a technology-based company with a well-established clinical diagnostic business and a therapeutic development business, today announced financial results for its fourth quarter and full year ended December 31, 2022.

Fourth Quarter 2022 Results:

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Total Revenue of $67.7 million
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Core Revenue1 grew 97% year-over-year to $55.0 million
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GAAP loss of $23.8 million, or $0.80 per share
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Non-GAAP loss of $14.2 million, or $0.48 per share
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Adjusted EBITDA loss of $15.1 million
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Cash from operations of $33.2 million
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Cash, cash equivalents, and investments in marketable securities, including investments pending settlement, of $872.0 million as of December 31, 2022
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Repurchased approximately 815,000 shares of common stock at an aggregate cost of $29.1 million under the stock repurchase program announced in March 2022

Full Year 2022 Results:

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Total Revenue of $619.0 million
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Core Revenue1 grew 95% year-over-year to $181.5 million
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GAAP income of $143.4 million, or $4.63 per share
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Non-GAAP income of $179.4 million, or $5.79 per share
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Adjusted EBITDA of $257.1 million
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Cash from operations of $253.5 million
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Repurchased over 1.8 million shares of common stock at an aggregate cost of $74.3 million under the stock repurchase program announced in March 2022

Note:

1)
Core Revenue excludes revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue.

Non-GAAP income (loss), non-GAAP income (loss) per share, and adjusted EBITDA income (loss) are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), in the accompanying tables.

Ming Hsieh, Chairman of the Board and Chief Executive Officer, said, “2022 was a transitional and transformative year for Fulgent, as we integrated the acquisitions of Inform Diagnostics and CSI Laboratories and acquired the Pharma business. As the COVID-19 pandemic continues to have a lesser impact, we are excited about the growth and momentum in our core business, with strength across our 3 business areas - precision diagnostics, anatomic pathology and pharma services - and momentum in oncology and reproductive health, particularly with the expansion of oncologic carrier screening through Beacon787, also announced today. We have reorganized our Board of Directors and are on the path to transforming Fulgent from a genomic diagnostic service business into a fully integrated precision medicine company, focusing on oncology. In the meantime, we have a long runway of opportunity in the core business and see diagnostics as a dependable source of revenue and growth for Fulgent in the years ahead.”

Paul Kim, Chief Financial Officer, said, “We are pleased with our results in 2022 and the trajectory of our core business. While the revenue profile of the Company without COVID testing revenue has implications for our bottom line, I believe we are poised for sustainable growth in the core business and to continue to generate cash. We are well positioned to execute our strategy while maintaining flexibility to capitalize on additional acquisition and strategic investment opportunities in the future.”

Outlook:

For the first quarter of 2023, Fulgent expects:

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Total Revenue of approximately $56.0 million

For the full year 2023, Fulgent expects:

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Total Revenue of approximately $240.0 million
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GAAP loss of approximately $2.50 per share
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Non-GAAP loss of approximately $1.25 per share

Conference Call Information

Fulgent will host a conference call for the investment community today at 4:30 PM ET (1:30 PM PT) to discuss its fourth quarter and full year 2022 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release, including non-GAAP income (loss), non-GAAP income (loss) per share, and adjusted EBITDA income (loss) are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus restructuring costs, plus acquisition-related costs, including banking fees and legal fees associated with the recent acquisitions, plus equity-based compensation expense, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect is calculated by applying the statutory corporate tax rate on the amortization of intangible assets, restructuring costs, acquisition-related costs, and equity-based compensation expense. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus restructuring costs, plus acquisition-related costs, plus equity-based compensation expense, plus depreciation and amortization, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA income (loss); accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of net income (loss) in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies.

About Fulgent

Fulgent is a technology-based company with a well-established clinical diagnostic business and a therapeutic development business. Fulgent’s clinical diagnostic business offers molecular diagnostic testing services, comprehensive genetic testing, and high-quality anatomic pathology laboratory services designed to provide physicians and patients with clinically actionable diagnostic information to improve the quality of patient care. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a genomic diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: future performance, guidance regarding, expected quarterly and annual financial results, including total revenues, GAAP loss, and non-GAAP loss; evaluations and judgments regarding the stability of certain revenue sources, momentum, vision, future opportunities, trajectory acquisition strategies, strategic investment strategies, synergies related to and the performance of acquired businesses (including Inform Diagnostics, CSI Laboratories, and Pharma), investments and partnerships, relationships and the Company’s testing services and technology; future growth and the Company’s testing services and technologies and expansion; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or to expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the market potential for, and the rate and degree of market adoption of, the Company’s tests, including its Beacon787 panel; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Melanie Solomon, melanie@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
December 31, 2022 and 2021
(in thousands)

	December 31,
	2022	2021
ASSETS:
Cash and cash equivalents	$79,506	$164,894
Investments in marketable securities	773,377	770,652
Accounts receivable, net	52,749	138,912
Property, plant, and equipment, net	81,353	62,287
Other assets	399,068	141,975
Total assets	$1,386,053	$1,278,720
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$116,178	$112,840
Total stockholders' equity	1,269,875	1,165,880
Total liabilities & equity	$1,386,053	$1,278,720

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Twelve Months Ended December 31, 2022 and 2021
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue	$67,704	$251,671	$618,968	$992,584
Cost of revenue (1)	54,717	62,134	252,067	215,533
Gross profit	12,987	189,537	366,901	777,051

Operating expenses:
Research and development (1)	8,509	7,464	28,910	24,219
Selling and marketing (1)	10,253	8,200	38,918	24,439
General and administrative (1)	28,793	22,102	111,074	50,732
Amortization of intangible assets	2,010	911	6,497	1,708
Restructuring costs	(26)	—	2,975	—
Total operating expenses	49,539	38,677	188,374	101,098
Operating (loss) income	(36,552)	150,860	178,527	675,953
Interest and other income (expense), net	3,090	(35)	5,498	1,347
(Loss) income before income taxes and gain on equity method investment	(33,462)	150,825	184,025	677,300
(Benefit from) provision for income taxes	(9,386)	47,148	42,102	174,795
(Loss) income before gain on equity method investment	(24,076)	103,677	141,923	502,505
Gain on equity method investment	—	—	—	3,734
Net (loss) income from consolidated operations	(24,076)	103,677	141,923	506,239
Net loss attributable to noncontrolling interests	244	662	1,480	1,125
Net (loss) income attributable to Fulgent	$(23,832)	$104,339	$143,403	$507,364

Net (loss) income per common share attributable to Fulgent:
Basic	$(0.80)	$3.48	$4.76	$17.25
Diluted	$(0.80)	$3.34	$4.63	$16.38

Weighted average common shares:
Basic	29,625	29,964	30,097	29,408
Diluted	29,625	31,202	30,964	30,976

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$2,521	$1,235	$8,704	$3,563
Research and development	3,339	1,865	10,449	6,326
Selling and marketing	1,225	774	4,373	2,513
General and administrative	2,937	1,146	9,114	3,480
Total equity-based compensation expense	$10,022	$5,020	$32,640	$15,882

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three and Twelve Months Ended December 31, 2022 and 2021
(in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net (loss) income attributable to Fulgent	$(23,832)	$104,339	$143,403	$507,364
Amortization of intangible assets	2,010	911	6,497	1,708
Restructuring costs	(26)	—	2,975	—
Acquisition-related costs	1,359	—	7,934	—
Equity-based compensation expense	10,022	5,020	32,640	15,882
Non-GAAP tax effect (1)	(3,742)	(1,601)	(14,013)	(4,749)
Gain on equity method investment	—	—	—	(3,734)
Non-GAAP (loss) income attributable to Fulgent	$(14,209)	$108,669	$179,436	$516,471

Net (loss) income per common share attributable to Fulgent:
Basic	$(0.80)	$3.48	$4.76	$17.25
Diluted	$(0.80)	$3.34	$4.63	$16.38

Non-GAAP (loss) income per common share attributable to Fulgent:
Basic	$(0.48)	$3.63	$5.96	$17.56
Diluted	$(0.48)	$3.48	$5.79	$16.67

Weighted average common shares:
Basic	29,625	29,964	30,097	29,408
Diluted	29,625	31,202	30,964	30,976

(1) Tax rates as follows:
Corporate tax rate of 28% for the three and twelve months ended December 31, 2022.
Corporate tax rate of 27% for the three and twelve months ended December 31, 2021.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2022 and 2021
(in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net (loss) income attributable to Fulgent	$(23,832)	$104,339	$143,403	$507,364
Interest income, net	(3,023)	(224)	(4,610)	(1,737)
(Benefit from) provision for income taxes	(9,386)	47,148	42,102	174,795
Restructuring costs	(26)	—	2,975	—
Acquisition-related costs	1,359	—	7,934	—
Equity-based compensation expense	10,022	5,020	32,640	15,882
Depreciation and amortization	9,802	3,491	32,662	11,004
Gain on equity method investment	—	—	—	(3,734)
Adjusted EBITDA	$(15,084)	$159,774	$257,106	$703,574